UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 4, 2008
Post Properties, Inc.
Post Apartment Homes, L.P.
(Exact name of registrant as specified in its charter)
Georgia
Georgia
(State or other jurisdiction of incorporation)
1-12080
0-28226
(Commission File Number)
58-1550675
58-2053632
(IRS Employer Identification Number)
4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327
(Address of principal executive offices)
Registrant’s telephone number, including area code (404) 846-5000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On August 4, 2008, Post Properties, Inc. (“Post”) entered into an agreement (the “Agreement”) with Pentwater Capital Management LP and Pentwater Growth Fund Ltd., on behalf of themselves and certain affiliates (collectively, “Pentwater”), pursuant to which Pentwater agreed to irrevocably withdraw its previous notice of nomination of candidates for election as directors of Post at Post’s 2008 Annual Meeting of Shareholders (the “2008 Annual Meeting”). Pursuant to the Agreement, Post and Pentwater agreed that all of Post’s incumbent directors, other than a director who has reached the mandatory retirement age, will stand for reelection to the Board of Directors (the “Board”) at the 2008 Annual Meeting and that, in addition, David R. Schwartz will stand for election as a Board nominee at the 2008 Annual Meeting. Post and Pentwater also agreed that as promptly as practicable after the date of the Agreement, they will seek to identify a new “independent” director (the “New Director” and together with Mr. Schwartz, the “Pentwater Designees”) to be appointed or elected to the Board. Pentwater has identified an individual to serve as the New Director and Post has agreed to review the qualifications of such individual as promptly as practicable. In the event that such identified person is not selected to serve as the New Director, the Agreement provides that Post will identify, as promptly as is reasonably practicable, a qualified individual to serve as the New Director, which New Director shall be reasonably acceptable to Pentwater. Post and Pentwater have agreed to use their reasonable efforts to identify the New Director prior to October 31, 2008.
Pentwater, by written notice furnished to Post no later than February 15, 2009 (the “2009 Nomination Notice”), may require that either or both of the Pentwater Designees be nominated by the Board to stand for reelection as directors at Post’s 2009 Annual Meeting of Shareholders (the “2009 Annual Meeting”), in which event Post shall include such nominee(s) on the Board’s slate of nominees at such meeting.
Pentwater has agreed to publicly support and recommend that Post’s shareholders vote for the election of the agreed upon slate of Board nominees at the 2008 Annual Meeting, and to vote all of its shares of Post’s Common Stock (the “Common Stock”) which it is entitled to vote at the 2008 Annual Meeting in favor of the election of each of the Board’s nominees for director at the 2008 Annual Meeting. In addition, Pentwater will not engage in any solicitation of proxies or consents, or advise, encourage or influence any person with respect to the voting of any Common Stock prior to or at, the 2008 Annual Meeting. Pentwater has also agreed that it will not solicit Post’s shareholders for the approval of any shareholder proposals or encourage any person to initiate any such shareholder proposal in connection with the 2008 Annual Meeting. If Pentwater furnishes Post with a 2009 Nomination Notice, Pentwater’s obligations as set forth in this paragraph also will apply with respect to the 2009 Annual Meeting.
The Agreement further provides that Douglas Crocker will serve as the Vice Chairman of the Board and will continue to be the Chairman of the Strategic Planning and Investment Committee of the Board. Mr. Crocker will continue to serve in such positions until at least the 2009 Annual Meeting so long as he remains on the Board.
The Agreement also provides that if both Pentwater Designees are serving as members of the Board, each Pentwater Designee shall be offered membership on at least two of the following committees of the Board: the Strategic Planning and Investment Committee, the Audit Committee, the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee and at least one of the Pentwater Designees shall be offered membership on the Strategic Planning and Investment Committee. If only one Pentwater Designee is serving on the Board, such Pentwater Designee shall be offered membership on the Strategic Planning and Investment Committee and one of the other three committees identified above.

Post has agreed to reimburse Pentwater for its reasonable and documented out-of-pocket expenses incurred in connection with its nomination of directors to the Board and the negotiation of the Agreement, in an aggregate amount not to exceed $100,000.
Pentwater has agreed to return to Post any shareholder list and related information previously furnished by Post to Pentwater in connection with Pentwater’s demand for such information.
Pentwater and Post have also agreed to mutual releases relating to the nomination and election of directors at the 2008 Annual Meeting and to Pentwater’s ownership of Common Stock or interests in Common Stock.
The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
On August 5, 2008, Post announced that the 2008 Annual Meeting has been scheduled for October 16, 2008. In accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), proposals to be considered for inclusion in Post’s proxy statement for the 2008 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received by Post at its principal executive offices on or before August 20, 2008. In addition, in order for a shareholder proposal made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) of the Exchange Act, such proposal must be received by Post at its principal executive offices on or before August 15, 2008. Proposals should be directed to the attention of the Corporate Secretary, Post Properties, Inc., 3301 Northside Parkway, Suite 800, Atlanta, Georgia 30327-3057.
On August 5, 2008, Post issued a press release relating to the Agreement and the date of the 2008 Annual Meeting. This press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
99.1	Agreement, dated August 4, 2008, entered into by Post Properties, Inc. with Pentwater Capital Management LP and Pentwater Growth Fund Ltd., on behalf of themselves and certain affiliates.
99.2	Press Release dated August 5, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 5, 2008

POST PROPERTIES, INC.
By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 5, 2008

POST APARTMENT HOMES, L.P.
By:	POST GP HOLDINGS, INC.,
as General Partner

By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Index

99.1	Agreement, dated August 4, 2008, entered into by Post Properties, Inc. with Pentwater Capital Management LP and Pentwater Growth Fund Ltd., on behalf of themselves and certain affiliates.

99.2	Press Release dated August 5, 2008.